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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 17, 2003

                              PREMIER BANCORP, INC.
             (Exact name of registrant as specified in its charter)




      Pennsylvania                    1-15513                   23-2921058
---------------------------    ----------------------     ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                Number)             Identification Number)



         379 North Main Street
        Doylestown, Pennsylvania                         18901
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number including area code:         (215) 345-5100
                                                      --------------------------



                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

            On July 17, 2003, Premier Bancorp, Inc. announced that it will redeem all outstanding shares of its Series "A" 9.25% Preferred Stock in connection with its pending merger with Fulton Financial Corporation which is expected to close in the third quarter of 2003. The redemption price is $25.50 per share. A final dividend of $0.578125 per share will be paid on July 31, 2003 to shareholders of record on July 16, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits:

            99.1 Press Release dated July 17, 2003 regarding redemption of Series "A" Preferred Stock.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREMIER BANCORP, INC.
                                        (Registrant)

July 17, 2003                           /s/ John C. Soffronoff
                                        ----------------------------------
                                        John C. Soffronoff, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)
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                                  EXHIBIT INDEX

Exhibit
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  99.1      Press Release dated July 17, 2003 regarding redemption of Series "A"
            Preferred Stock.